UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 10, 2009

POWERSHARES DB MULTI-SECTOR COMMODITY TRUST

(Registrant)

POWERSHARES DB PRECIOUS METALS FUND

POWERSHARES DB GOLD FUND

DB MULTI-SECTOR COMMODITY MASTER TRUST

DB PRECIOUS METALS MASTER FUND

DB GOLD MASTER FUND

(Co-Registrants)

(Exact Name of each Registrant as Specified in its Charter)

PowerShares DB Multi-Sector Commodity Trust – Delaware

DB Multi-Sector Commodity Master Trust – Delaware

(State or Other Jurisdiction of Incorporation or Organization)

001-33229; 001-33244; 001-33231, 001-33232; 001-33243 and 001-33230	87-0778053 87-0778065 87-0778067 87-0778057 87-0778066 87-0778071
(Commission File Number(s))	(IRS Employer ID Number(s))

c/o DB Commodity Services LLC 60 Wall Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

(212) 250-5883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As disclosed in the prospectus of PowerShares DB Multi-Sector Commodity Trust dated May 1, 2009, which includes information regarding the PowerShares DB Precious Metals Fund, DB Precious Metals Master Fund, PowerShares DB Gold Fund and DB Gold Master Fund (collectively, the “Funds”), the Commodity Futures Trading Commission and commodity exchanges impose position limits on market participants trading in certain commodities included in the Deutsche Bank Liquid Commodity Index–Optimum Yield Precious Metals Excess Return™ Index (the “DBP Index”), which includes gold and silver (the “DBP Index Commodities”) and the Deutsche Bank Liquid Commodity Index–Optimum Yield Gold Excess Return™ Index (the “DGL Index”), which includes only gold (the “DGL Index Commodity”). The DBP Index and the DGL Index are comprised of futures contracts on the DBP Index Commodities (the “DBP Index Contracts”) and the DGL Index Commodity (the “DGL Index Contracts,” and together with the DBP Index Contracts, the “Index Contracts”) respectively, that expire in a specific month and trade on a specific exchange. Because the Funds have approached position limits with respect to certain of the Index Contracts, the Funds plan to invest in other futures contracts based on the Index Contracts (“Replacement Futures Contracts”) as each Fund surpasses these position limits.

When applicable, the specifications and weights of these Replacement Futures Contracts will be communicated on the Index Weights webpage of each Fund, which may be found at http://dbfunds.db.com/dbp/weights.aspx (with respect to PowerShares DB Precious Metals Fund) and http://dbfunds.db.com/dgl/weights.aspx (with respect to PowerShares DB Gold Fund). These webpages will continue to disclose the Index Weights as it has since inception of the Funds, but will also disclose each Fund’s weights, which will reflect the weights of the underlying futures contracts of each Fund.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Hans Ephraimson
Name:	Hans Ephraimson
Title:	Chief Executive Officer

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Principal Financial Officer

PowerShares DB Precious Metals Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Hans Ephraimson
Name:	Hans Ephraimson
Title:	Chief Executive Officer

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Principal Financial Officer

PowerShares DB Gold Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Hans Ephraimson
Name:	Hans Ephraimson
Title:	Chief Executive Officer

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Principal Financial Officer

DB Multi-Sector Commodity Master Trust

	By:	DB Commodity Services LLC,
its Managing Owner

	By:	/s/ Hans Ephraimson
	Name:	Hans Ephraimson
	Title:	Chief Executive Officer

	By:	/s/ Michael Gilligan
	Name:	Michael Gilligan
	Title:	Principal Financial Officer

DB Precious Metals Master Fund, a series of DB Multi-Sector Commodity Master Trust

	By:	DB Commodity Services LLC,
its Managing Owner

	By:	/s/ Hans Ephraimson
	Name:	Hans Ephraimson
	Title:	Chief Executive Officer

	By:	/s/ Michael Gilligan
	Name:	Michael Gilligan
	Title:	Principal Financial Officer

DB Gold Master Fund, a series of DB Multi-Sector Commodity Master Trust

	By:	DB Commodity Services LLC,
its Managing Owner

	By:	/s/ Hans Ephraimson
	Name:	Hans Ephraimson
	Title:	Chief Executive Officer

	By:	/s/ Michael Gilligan
	Name:	Michael Gilligan
	Title:	Principal Financial Officer

Date: June 10, 2009